Property, Plant and Equipment	6 Months Ended
Jun. 30, 2026
Property, Plant and Equipment
Property, Plant and Equipment

7.Property, Plant and Equipment

The total acquisitions for the six months ended June 30, 2026 amount to €2.0 million (2025: €0.8 million).

The main part of the acquisitions for the six months ended June 30, 2026 relate to leasehold improvements under construction. The leasehold improvements under construction relate to a new lease agreement that the Company entered into per January 1, 2026 for the setup of a new manufacturing line and cleanroom area in Belgium. The Company initially funds 100% of the cleanroom project costs, however, at the point of capitalization, 80% of the cleanroom project costs are recognised as unbilled receivable to reflect the contractual obligation of the lessor to fund 80% of the construction costs.

The depreciation charge amounts to €0.7 million in 2026 and to €457,000 in 2025 for the six months ended June 30.